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                                                                    Exhibit 99.3
                             INTERCREDITOR AGREEMENT

         This INTERCREDITOR AGREEMENT, dated as of November 28, 2005, is entered into among BANK OF AMERICA, N.A., as administrative agent for the Senior Parties under the Bank of America Senior Lien Credit Agreement (in such capacity, the "Senior Agent"), CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent for the Junior Parties under the CNAI Junior Lien Credit Agreement (in such capacity, the "Junior Administrative Agent"), CNAI, as collateral agent for the Junior Parties under the CNAI Junior Lien Credit Agreement (in such capacity, the "Junior Collateral Agent"), AMKOR TECHNOLOGY, INC., UNITIVE, INC. and UNITIVE ELECTRONICS, INC. (collectively, and each individually, the "Borrower") and each other Loan Party from time to time party hereto .

                                  WITNESSETH:

         WHEREAS, the Borrower has entered into the certain Loan and Security Agreement, dated as of November 28, 2005 among the Borrower, the "Lenders" as defined therein and the Senior Agent (as such agreement may have been or may hereafter be amended, restated, supplemented, renewed or otherwise modified from time to time, the "Bank of America Senior Lien Credit Agreement"); and

         WHEREAS, the Borrower has entered into the certain Second Lien Credit Agreement, dated as of October 27, 2004, among the Borrower, the Lenders as defined therein, the Junior Administrative Agent, the Junior Collateral Agent, Citigroup Global Markets, Inc. ("CGMI"), as sole lead arranger, Merrill Lynch, as syndication agent, JPMC, as documentation agent, and CGMI, Merrill Lynch and JPM Securities, as joint bookrunners (as such agreement may have been or may hereafter be amended, restated, supplemented, renewed or otherwise modified from time to time, the "CNAI Junior Lien Credit Agreement"); and

         WHEREAS, it is a requirement of the Bank of America Senior Lien Credit Agreement that the parties hereto shall have entered into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. Definitions

         1.1 Definitions

         (a) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) :

         "Adequate Protection" means "adequate protection" under sections 361, 362, 363 or 364 of the Bankruptcy Code.

INTERCREDITOR AGREEMENT - Page 1

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         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or that is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each Person that is the beneficial owner of 10% or more of any class of Voting Stock of such person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agents" means the Senior Agent and the Junior Agents.

         "Agreement" means this Intercreditor Agreement.

         "Bank of America Senior Lien Credit Agreement" has the meaning prescribed in the recitals to this Agreement.

         "Bankruptcy Code" means title 11, United States Code.

         "Bankruptcy Law" means the Bankruptcy Code, or any similar federal, state or foreign Requirement of Law for the relief of debtors or any arrangement, reorganization, insolvency, moratorium assignment for the benefit of creditors, any other marshalling of the assets and liabilities of the Borrower or any other Loan Party or any similar law relating to or affecting the enforcement of creditors' rights generally.

         "Borrower" has the meaning prescribed in the preamble to this Agreement.

         "Capital Lease" means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP.

         "Cash Management Document" means any certificate, agreement or other document executed by any Loan Party in respect of the Cash Management Obligations of any Loan Party.

         "Cash Management Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided by any Senior Party or any Affiliate of any of them, including obligations for the payment of fees, interest, charges, expenses, attorneys' fees and disbursements in connection therewith.

         "Collateral" means, all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrower or any other Loan party in or upon which a Lien is granted under any Collateral Document.

INTERCREDITOR AGREEMENT - Page 2
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         "Collateral Documents" means this Agreement, the Senior Collateral
Documents and the Junior Collateral Documents.

         "Collateral Agents" means each of the Senior Agent and the Junior Collateral Agent.

         "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

         "CNAI Junior Lien Credit Agreement" has the meaning prescribed in the recitals to this Agreement.

         "Governmental Authority" means any nation, sovereign or government, any state or other political subdivision thereof and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. including any central bank or stock exchange.

         "Hedging Contracts" means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements and all other similar non-speculative agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

         "Insolvency or Liquidation Proceeding" means, collectively, (a) any voluntary or involuntary case or proceeding under the Bankruptcy Law with respect to the Borrower or any other Loan Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or any other Loan Party or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Borrower or any Loan Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy and (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower or any other Loan party.

         "Junior Administrative Agent" means the Junior Administrative Agent referred to in the preamble to this Agreement and also includes, for all purposes, any successors thereof or assigns thereto as permitted by the CNAI Junior Lien Credit Agreement and any other Person who hereafter is the administrative agent, or who holds an analogous position in respect of any Junior Secured Obligations, however titled or held, under any Junior Credit Agreement and who is designated as the "Junior Administrative Agent" for purposes of this Agreement in any such future Junior Credit Agreement.

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         "Junior Agent" means each of the Junior Administrative Agent and the
Junior Collateral Agent.

         "Junior Collateral Agent" means the Junior Collateral Agent referred to in the preamble to this Agreement and also includes, for all purposes, any successors thereof or assigns thereto as permitted by the CNAI Junior Lien Credit Agreement and any other Person who hereafter is the collateral agent, or who holds an analogous position in respect of any Junior Secured Obligations, however titled or held, under any Junior Credit Agreement and who is designated as the "Junior Collateral Agent" for purposes of this Agreement in any such future Junior Credit Agreement.

         "Junior Collateral Document" means any of the "Collateral Documents" as defined in the Junior Credit Agreement and any other agreement, instrument or other document now or hereafter existing pursuant to which a Lien is granted securing the Junior Secured Obligations, or any portion thereof, as the same may be amended. renewed, extended, supplemented or modified from time to time.

         "Junior Credit Agreement" means the CNAI Junior Lien Credit Agreement, and also means and includes, for all purposes, any successor or replacement credit agreement effected by the Borrower and the other Loan Parties, or any of them, with any other Person in any refinancing of the Junior Secured Obligations, or any part thereof, including, without limitation, any successor, replacement or other agreement pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations now or hereafter payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced, as any of the forgoing may be modified, amended, renewed, extended, restated, supplemented or otherwise modified from time to time.

         "Junior Event of Default" means an "Event of Default" as defined by the Junior Credit Agreement or any analogous or other event or condition, howsoever defined, under the Junior Credit Agreement that allows the Junior Agent to accelerate the Junior Secured Obligations or to exercise remedies under any Junior Collateral Document.

         "Junior Loan Document" means any "Loan Document" as defined in the Junior Credit Agreement, or any other instrument, certificate or other document now or hereafter existing or executed and delivered in connection with the Junior Secured Obligations, or any portion thereof, including the Junior Collateral Documents.

         "Junior Party" means each of the Junior Agents, each "Lender" as defined in the CNAI Junior Lien Credit Agreement and each other lender or other holder of a Junior Secured Obligation.

         "Junior Secured Obligations" means (a) the "Obligations" (under and as defined in the Junior Credit Agreement) and (b) all other Secured Obligations of a Junior Party (in its capacity as such) under any Junior Loan Document (including all indebtedness and obligations owing to any Junior Party arising in connection with any refinancings, replacements or increases of any of the foregoing, whether in the same, lesser or greater amount, and any advance or

INTERCREDITOR AGREEMENT - Page 4
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extension of credit to any Loan Party and any payment to any other Person other than a Loan Party to acquire, satisfy or otherwise discharge any claim for the purpose of maintaining, preserving or protecting any Collateral), and any and all renewals, extensions, increases or rearrangements of any of the foregoing.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to secure payment of any indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing (but excluding the interest of a lessor under an operating lease) .

         "Loan Document" means each Junior Loan Document and Senior Loan
Document.

         "Loan Party" means each of the Borrower each Subsidiary of the Borrower that is a party hereto or to any Loan Document.

         "Paid in Full" and "Payment in Full" means, with respect to any Secured Obligation, the occurrence of all of the foregoing, (a) with respect to such Secured Obligations other than (i) contingent indemnification obligations, obligations under Hedging Contracts and Cash Management obligations not then due and payable and (ii) to the extent covered by clause (b) below, obligations with respect to undrawn Letters of Credit, payment in full thereof in cash (or otherwise to the written satisfaction of the Secured Parties owed such Secured Obligations), (b) with respect to any undrawn letter of credit issued pursuant to the Senior Credit Agreement, the obligations under which are included in such Secured Obligations, (i) the cancellation thereof and payment in full of all resulting Secured obligations pursuant to clause (a) above or (ii) the receipt of cash collateral (or a backstop letter of credit in respect thereof on terms acceptable to the applicable issuer of any letters of credit pursuant to the Senior Credit Agreement, and the Senior Agent) in an amount at least equal to 105% of the Secured Obligations for such Letter of Credit and (c) termination of all credit facility commitments and all other obligations of the Secured Parties in respect of all credit facilities under the Loan Documents.

         "Person" means an individual. partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity or a Governmental Authority.

         "Recovery" has the meaning set forth in Section 6.4 (Preference
Issues).

         "Requirement of Law" means, with respect to any Person, the common law and all federal, state, local and foreign laws, treaties, rules and regulations, orders, judgments, decrees and other determinations of, concessions, grants, franchises, licenses and other Contractual Obligations with, any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

INTERCREDITOR AGREEMENT - Page 5
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         "Requisite Lenders" means, with respect to the Senior Credit Agreement or the Junior Credit Agreement, as the context requires, as of any date of determination, the minimum combination of Persons as required by the Senior Credit Agreement or the Junior Credit Agreement, as the case may be, who collectively are sufficient to consent to an amendment thereof or to direct an Agent to act thereunder.

         "Secured Obligations" means the obligations of any Loan Party pursuant to the Senior Loan Documents or the Junior Loan Documents, as applicable.

         "Senior Agent" means the Senior Agent referred to in the preamble to this Agreement and also includes, for all purposes, any successors thereof or assigns thereto as permitted by the Bank of America Senior Lien Credit Agreement and any other Person who hereafter is the agent, or who holds an analogous position in respect of any Senior Secured Obligations, however titled or held, under any Senior Credit Agreement and who is designated as the "Senior Agent" for purposes of this Agreement in any such future Senior Credit Agreement.

         "Senior Collateral Documents" means the "Collateral Documents," security documents or any analogous group of documents as defined in the Senior Credit Agreement, including the Senior Pledge and Security Agreement, and any other agreement, instrument or other document now or hereafter existing pursuant to which a Lien is granted securing the Senior Secured Obligations, or any portion thereof, as the same may be amended. renewed, extended, supplemented or modified from time to time.

         "Senior Credit Agreement" means the Bank of America Senior Lien Credit Agreement and also means and includes, for all purposes, any successor or replacement credit agreement effected by the Borrower and the other Loan Parties, or any of them, with any other Person in any refinancing of the Senior Secured Obligations, or any part thereof, including, without limitation, any successor, replacement or other agreement pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations now or hereafter payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced, as any of the forgoing may be modified, amended, renewed, extended, restated, supplemented or otherwise modified from time to time.

         "Senior Event of Default" means any "Event of Default" as defined by the Senior Credit Agreement or any analogous or other event or condition, howsoever defined, under the Senior Credit Agreement that allows the Senior Agent to accelerate the Senior Secured Obligations or to exercise remedies under any Senior Collateral Document.

         "Senior Loan Document" means any "Loan Document" or analogous group of documents as defined in the Senior Credit Agreement, or any other instrument, certificate or other document now or hereafter existing or executed and delivered in connection with the Senior Secured Obligations, or any portion thereof, including the Senior Collateral Documents.

INTERCREDITOR AGREEMENT - Page 6
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         "Senior Party" means each of the Senior Agent, each "Lender" and each
"Issuing Bank" as defined in the Bank of America Senior Credit Agreement and each other lender, letter of credit issuer or other holder of a Senior Secured Obligation.

         "Senior Pledge and Security Agreement" means any pledge or analogous agreement included in the Senior Collateral Documents including, without limitation, the Bank of America Senior Lien Credit Agreement.

         "Senior Secured Obligations" means (a) the "Obligations" (under and as defined in the Senior Credit Agreement), and all extensions of credit under any financing under section 364 of the Bankruptcy Code or any arrangement for use of cash collateral under section 363 of the Bankruptcy Code the terms of which are consented to by the Senior Agent in its capacity as such, (b) all other Secured Obligations owed to a Senior Party (in its capacity as such) under any Senior Loan Document (including all indebtedness and obligations owing to any Senior Party arising in connection with any refinancings, replacements or increases of any of the foregoing, whether in the same, lesser or greater amount, and any advance or extension of credit to any Loan Party and any payment to any other Person other than a Loan Party to acquire, satisfy or otherwise discharge any claim for the purpose of maintaining, preserving or protecting any Collateral),
(c) any Cash Management Obligation, any obligation under any Hedging Contract and (d) all interest on any of the obligations in clauses (a), (b) and (c) above accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified from time to time in the Senior Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding; provided, however, that the aggregate principal amount of "Senior Secured Obligations" incurred pursuant to clauses (a) or (b) above shall not, as of the date of any incurrence thereof, exceed the maximum aggregate principal amount which may be incurred and secured on the Collateral on such date as "Permitted Bank Debt" pursuant to, and as defined in, the Junior Credit Agreement (as such agreement is in effect on the date hereof without giving effect to any amendment or other modification thereof or hereof following such date). To the extent any payment with respect to the Senior Secured Obligations (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

         "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of 50% or more of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person.

         "Voting Stock" means capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of any Person having ordinary Owner to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of

INTERCREDITOR AGREEMENT - Page 7
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such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) .

         "Uniform Commercial Code" or "UCC" means the Uniform Commercial code of the State of New York, as amended.

         1.2 Certain Other Terms

         (a) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

         (b) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

         (c) Where the context requires, provisions relating to any collateral, when used in relation to any Loan Party, shall refer to such Loan Party's Collateral or any relevant part thereof.

         (d) Any reference in this Agreement to a Loan Document shall include all exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

         (e) The term "including" means "including without limitation" except when used in the computation of time periods.

         (f) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

         SECTION 2. LIEN PRIORITIES

         2.1 Subordination

         Notwithstanding the date, manner or order of grant, attachment or perfection of any Lien securing any Junior Secured Obligation or of any Lien securing any Senior Secured Obligation and notwithstanding any provision of the UCC or any applicable Requirement of Law or the Loan Documents or any other circumstance whatsoever, each Loan Party and each Agent, for itself and on behalf of the Secured Parties it represents, agrees as follows: (a) any Lien on the Collateral securing any Senior Secured Obligation, whether now or hereafter existing and regardless of how acquired or created, shall be senior and prior to any Lien on the Collateral securing any Junior Secured Obligation and (b) any Lien on the Collateral securing any Junior Secured Obligation, whether now or hereafter existing and regardless of how acquired or created, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Senior Secured Obligation. All Liens on the Collateral securing any Senior Secured Obligation shall be and remain senior to all Liens on the Collateral securing any Junior Secured Obligation for all purposes, whether or

INTERCREDITOR AGREEMENT - Page 8
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not such Liens securing any Senior Secured Obligation are subordinated to any obligation or any Lien securing any other obligation.

         2.2 Prohibition on Contesting Liens

         Each Agent, for itself and on behalf of the respective Secured Parties it represents, agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by or for the benefit of any Senior Party or Junior Party in the Collateral.

         2.3 New Liens

         (a) The parties hereto agree that, prior to the payment in full of the Secured Obligations, any Lien on any asset of any Loan Party securing any Secured Obligation (and which asset is not also subject to a Lien securing all of the Secured Obligations in accordance with the priorities set forth herein) shall immediately be released upon demand by the Senior Agent or assigned to the Senior Agent on behalf of the Senior Parties, subject to the priorities set forth in Section 2.1, and, at all times prior to such release or assignment, the Senior Agent shall be acting as a sub-agent of the Junior Collateral Agent for the sole purpose of perfecting the Lien on such asset.

         (b) Each Loan Party hereby agrees not to grant, or to permit any of its Subsidiaries to grant, except as expressly permitted by the Senior Credit Agreement and the Junior Credit Agreement, any Lien on any of its respective assets securing the Senior Claims or the Junior Claims, as the case may be, to any Person other than the Senior Agent on behalf of the Senior Secured Parties and the Junior Collateral Agent on behalf of the Junior Secured Parties, subject to the priorities set forth in Section 2.1.

         SECTION 3. ENFORCEMENT; APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS

         3.1 Exercise of Remedies

         (a) Each Agent, for itself and on behalf of the Secured Parties it represents, agrees that, as long as the Senior Secured Obligations have not been paid in full, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Loan Party:

                  (i) no Junior Party will (A) exercise or seek to exercise any right or remedy with respect to any Collateral or (B) institute any action or proceeding with respect to any such right or remedy, including any action of foreclosure;

                  (ii) no Junior Party will contest, protest or object to (A) any foreclosure proceeding or action brought by any Senior Party, (B) the exercise of any right or remedy by any Senior Party under any Loan Document or any other exercise by any Senior Party of any rights and remedies relating to the Collateral. under the Loan Documents or otherwise, (C) any disposition or release of Collateral permitted under
         Section 5.1

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(Releases; Enforcement by Senior Agent) or (D) the forbearance by any Senior
Party from bringing or pursuing any foreclosure proceeding or any action or any other exercise of any rights or remedies relating to the Collateral; and

                  (iii) the Senior Parties shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release, disposition, or restrictions with respect to the Collateral (except as otherwise expressly provided hereunder) without any consultation with, or the need to obtain a consent from, any Junior Party.

In exercising rights and remedies with respect to the Collateral, the Senior Parties may enforce the provisions of the Senior Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion, subject to acting in a commercially reasonable manner in accordance with the UCC. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under the Bankruptcy Code and bankruptcy or similar laws of any applicable jurisdiction.

         (b) Each Junior Agent, for itself and on behalf of the Junior Parties, agrees that, following the occurrence of (i) a Senior Event of Default, if the Senior Agent or the Requisite Lenders under the Senior Credit Agreement require proceeds of Collateral to be applied in accordance with the Senior Credit Agreement, or (ii) an acceleration of any Senior Secured Obligations pursuant to the Senior Credit Agreement, such Junior Agent shall not with respect to the Junior Secured Obligations take or receive from or on behalf of any Loan Party, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy, foreclosure action or other proceeding or otherwise) any Collateral or any proceeds of Collateral, unless and until all Senior Secured Obligations have been paid in full in accordance with the Senior Credit Agreement. Without limiting the generality of the foregoing, unless and until the Senior Secured obligations have been paid in full, except as expressly provided herein, the sole right of the Junior Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after payment in full of the Senior Secured Obligations; provided, however, that nothing in this sentence shall be construed to impair the right of the Junior Parties (x) to receive payments of principal and interest as provided for in the Junior Credit Agreement, and (y) after 90 days following the occurrence of a Junior Event of Default, while it is continuing, to enforce such right to such payments by bringing suit at law (but not to exercise any rights in respect of the Liens of the Junior Parties on the Collateral) with respect to any unpaid amounts of such payments.

         3.2 Application of Proceeds of Collateral and Other Payments

         (a) Following the occurrence of (i) a Senior Event of Default, if the Senior Agent or the Requisite Lenders under the Senior Credit Agreement require proceeds of Collateral to be applied in accordance with the Senior Credit Agreement, or (ii) an acceleration of any Senior Secured Obligations pursuant to the Senior Credit Agreement, all proceeds of collateral received

INTERCREDITOR AGREEMENT - Page 10
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by the Agents shall be applied by the Senior Agent in the payment of the Senior
Secured Obligations in accordance with the order of application set forth in the Senior Credit Agreement. Following the payment in full of the Senior Secured Obligations, at such time and to the extent required by the Junior Credit Agreement, all proceeds of Collateral received by the Agents shall be applied by the Junior Administrative Agent in payment of the Junior Secured Obligations in accordance with the order of application set forth in of the Junior Credit Agreement.


         SECTION 4. PAYMENTS OVER

         Unless and until all Senior Secured Obligations shall have been paid in full, any Collateral or proceeds thereof or any payment received by any Junior Party from proceeds of the Collateral shall be segregated and held in trust and forthwith paid over to the Senior Agent for application to the Senior Secured Obligations in the priority set forth in the Senior Credit Agreement in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agent is hereby authorized to make any such endorsements as agent for any such Junior Party. This authorization is coupled with an interest and is irrevocable.

         SECTION 5. OTHER AGREEMENTS

         5.1 Releases; Enforcement by Senior Agent

         (a) In accordance with the terms hereof, each Collateral Agent shall release (or, in the case of clause (ii) below, release or subordinate or, as applicable, confirm that such Collateral Agent holds no such Lien) any Lien held by either of them for the benefit of any Secured Party:

                  (i) against all of the Collateral, upon payment in full of all Secured Obligations that the Senior Agent has been notified in writing are then due and payable (provided, that such notification shall not be required with respect to Secured Obligations in respect to loans, letters of credit and commitments);

                  (ii) against any assets that are subject to a Lien permitted by the Senior Credit Agreement where such assets are permitted to be sold free of the Lien of the Collateral Agent without violating the Senior Credit Agreement or that constitute assets that are not subject to a Lien in favor of any Collateral Agent;

                  (iii) against any Collateral (including, if applicable, all or substantially all of the Collateral) sold or disposed of by a Loan Party if such sale or disposition is permitted by the Senior Credit Agreement (or permitted pursuant to a valid waiver or consent if a transaction is otherwise prohibited by the Senior Credit Agreement); and

                  (iv) against any Collateral that has been pledged to any Collateral Agent and that has been cancelled, replaced or repaid in accordance with the terms of the Senior Credit Agreement.

INTERCREDITOR AGREEMENT - Page 11

         (b) To the extent the Junior Collateral Agent is required to release any Lien pursuant to clause (a) above, the Senior Agent is authorized to release such Liens for, and in the name of, the Junior Collateral Agent until the Senior Secured Obligations are paid in full.

         5.2 Exclusive Rights with Respect to Certain Collateral

         (a) As between the Senior Parties and the Junior Parties, to the extent any of the following rights are granted under the Loan Documents:

                  (i) Unless and until the Senior Secured Obligations are paid in full, the Senior Parties shall have the sole and exclusive right, subject to the rights of the Borrower and the other Loan Parties under the Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and approve any award granted in any condemnation or similar proceeding affecting the Collateral. Unless and until the Senior Secured Obligations are paid in full, all proceeds of any such policy and any such award required to be paid to any secured Party under any Loan Document shall be paid to the Senior Agent for application to the Secured Obligations in accordance with Section 3.2 (Application of ----------- Proceeds of Collateral and Other Payments). Without limiting the foregoing, (x) unless and until the Senior Secured Obligations are paid in full, if any Junior Party shall, at any time, receive any proceeds of any such insurance policy or any such reward or any other proceeds of Collateral in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of Section 4 (Payments
         Over) and (y) in the event the Senior Parties allow --------- pursuant to the terms of the Loan Documents, or the terms of the Loan Documents allow, without regard to the consent of the Senior Parties, any portion of any insurance proceeds or condemnation proceeds or similar award to be used by the Borrower to repair or replace the Collateral affected or for any other purpose, each Junior party hereby consents thereto.

                  (ii) Unless and until the Senior Secured Obligations are paid in full, the Senior Parties shall have the sole and exclusive right, subject to the rights of the Borrower and the other Loan Parties under the Loan Documents, to do any of the following: (A) notify account debtors of any Loan Party to make payments to the Senior Agent and exercise other similar rights with respect to general intangibles, (B) receive dividends and distributions, send notices or otherwise exercise any rights with respect to any Collateral consisting of instruments or stock pledged as Collateral and (C) exercise any registration and similar rights with respect to any stock pledged as Collateral.

         (b) Except as contemplated in the previous sentence or as otherwise provided under the Senior Loan Documents, any payment received by the Senior Agent under this Section 5.2 after the occurrence and during the continuance of any Senior Event of Default shall be applied to the Secured Obligations in accordance with Section 3.2 (Application of Proceeds of Collateral and Other Payments).

         5.3 Senior Agent as Bailee; Representative; Relationship

INTERCREDITOR AGREEMENT - Page 12

         (a) The Senior Agent agrees to hold the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), as bailee or as agent, as the case may be, for the Junior Collateral Agent (and any assignee thereof) solely for the purpose of perfecting the security interest granted in such Collateral to the Junior Collateral Agent pursuant to the applicable Junior Collateral Documents, subject to the terms and conditions of this Section 5.3. For the avoidance of doubt, solely for purposes of perfecting the Lien in favor of the Junior Collateral Agent, the Senior Agent agrees that it shall be the agent of the Junior Collateral Agent with respect to any deposit accounts or securities accounts included in the Collateral that are controlled or held by the Senior Agent.

         (b) Except as otherwise expressly provided for herein, until the Senior Secured Obligations are paid in full, the Senior Agent shall be entitled to deal with the Collateral in accordance with the terms of the Loan Documents as if the Liens of or for the benefit of any Junior Party under any applicable Loan Documents did not exist. The rights of each Junior Party with respect to the Collateral shall at all times be subject to the terms of this Agreement.

         (c) The Senior Agent shall have no obligation whatsoever to any Junior Party to assure that the Collateral is genuine or owned by the Borrower or any other Loan Party or to preserve the rights or benefits of any Person.

         (d) The Senior Agent shall not have by reason of the Loan Documents, this Agreement or any other document a fiduciary relationship in respect of any Junior Party. No Junior Party shall have by reason of the Loan Documents, this Agreement or any other document a fiduciary relationship in respect of the Senior Agent or any Senior Party.

         (e) Each Loan Party hereby authorizes the Senior Agent, upon the payment in full of the Senior Secured Obligations, to deliver to the Junior Collateral Agent the Collateral held or received by it (together with any other proceeds of Collateral held by it), and to make, including in the name of the Borrower or any other Loan Party, any necessary endorsement.

         (f) Each Collateral Agent shall be entitled to rely upon any certificate, notice, consent or other instrument in writing (including any facsimile transmission) believed by such Collateral Agent to be genuine and correct and to have been signed or sent or made by or on behalf of a proper Person.

         SECTION 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS

         6.1 Financing Issues; Adequate Protection

         Each Junior Agent, for itself and on behalf of the Junior Parties. agrees that, if any Loan Party shall be subject to any Insolvency or Liquidation
Proceeding:

         (a) the Junior Agents will not raise any objection to, and will not contest (or support any Person in objecting to or contesting):

                  (i) any request, consent or objection by the Senior Agent or any Senior Party to any Person receiving Adequate Protection;

INTERCREDITOR AGREEMENT - Page 13

                  (ii) any consent or objection by the Senior Agent or any Senior Party to the use of cash collateral by any Loan Party; or

                  (iii) Any consent or objection by the Senior Agent or any Senior Party to any Loan Party obtaining financing under section 363 or section 364 of the Bankruptcy Code ("DIP Financing");

provided, however, that the Senior Agent, for itself and on behalf of the Senior Parties, agrees that in any Insolvency or Liquidation proceeding, if any Senior Party is granted Adequate Protection in the form of the benefit of additional or replacement Liens or Collateral (including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding) in connection with any of the foregoing, then such Senior Party will not object to the grant to the Junior Parties of Adequate Protection in the form of additional or replacement Liens on the Collateral (including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding) or additional or replacement collateral to secure the Junior Secured Obligations, as long as such Lien is subordinated to the Liens securing the Senior Secured Obligations to the same extent as the other Liens of the Junior Parties on the Collateral are subordinated hereunder to the Liens securing the Senior Secured Obligations;

         (b) to the extent the Liens securing the Senior Secured Obligations are subordinated to, or pari passu with, any DIP Financing, the Junior Collateral Agent shall subordinate its Liens on the Collateral to such DIP Financing and all Junior secured Obligations relating thereto on the same basis as the Liens securing the Junior Secured Obligations are subordinated to the other Senior Secured Obligations under this Agreement; and

         (c) no Junior Party will request the payment of interest on any Junior secured Obligation accrued or accruing after the commencement of an Insolvency or Liquidation Proceeding or any other Adequate Protection or any other relief except as permitted under clause (a) above or otherwise permitted by the Senior Agent.

         6.2 Relief From the Automatic Stay

         Each Junior Agent, for itself and on behalf of each Junior Party, agrees that no Junior Party shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Senior Agent and the Requisite Lenders under the Senior Credit Agreement.

         6.3 No Waiver

         Except as provided in Section 6.1 (Financing Issues; Adequate Protection), nothing contained herein shall prohibit or in any way limit the Senior Agent or any Senior Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Party, including the seeking by any Junior party of Adequate Protection or the asserting by any Junior Party of any of its rights and remedies under the Loan Documents or otherwise.

INTERCREDITOR AGREEMENT - Page 14

         6.4 Preference Issues

         If any Senior Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or the estate of any other Loan Party, any amount (a "Recovery"), then the Senior Secured obligations of such Senior Parties shall be reinstated to the extent of such Recovery and such Senior Parties shall be entitled to receive payment in full of all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

         SECTION 7. WAIVERS; ETC.

         7.1 No Waiver of provisions

         (a) No right of any of the Senior Agent or any Senior Party to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Loan Party or by any act or failure to act by any Senior Party or the Senior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Loan Documents, regardless of any knowledge thereof which the Senior Agent or the Senior parties, or any of them, may have or be otherwise charged with.

         (b) Each Junior Party, also agrees that the Senior Parties and the Senior Agent shall have no liability to any Junior Party, and each Junior Party hereby waives any claim against any Senior Party or the Senior Agent arising out of any and all actions which any of the Senior Parties or the Senior Agent may take or permit or omit to take with respect to (i) the Loan Documents, (ii) the collection of the Senior Secured Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, the collateral (except only, in the case of Collateral, to the extent such foreclosure, sale, liquidation Or other disposition is not made in a commercially reasonable manner in accordance with the UCC). Each Junior Party agrees that the Senior Parties have no duty to them in respect of the maintenance or preservation of the Collateral.

         (c) Each Junior Agent, for itself and on behalf of the Junior Parties, agrees that, unless and until the Senior Secured Obligations are paid in full, no Junior Party shall assert and each hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable Requirement of Law or any other similar rights a secured creditor may have under applicable Requirement of Law.

         7.2 Obligations Unconditional

         All rights, interests, agreements and obligations of the Senior Agent, the Senior Parties and the Junior Parties, respectively, hereunder shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any Loan Documents;

INTERCREDITOR AGREEMENT - Page 15

         (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Secured Obligations or Junior Secured Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement, the Junior Credit Agreement or of the terms of the Loan Documents;

         (c) any exchange, release or lack of perfection of any security interest or other Lien in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of any Secured obligation or any guarantee thereof;

         (d) the commencement of any Insolvency or Liquidation Proceeding; or

         (e) any other circumstances which otherwise might constitute a defense available to. or a discharge of. the Borrower or any Loan Party in respect of any Secured Obligation, or of any Junior Party in respect of this Agreement;

provided, however, that nothing in this Section 7.2 shall be construed to modify or amend the provisions of the Senior Credit Agreement governing amendments to or waivers of or under the Senior Credit Agreement or any other Senior Loan Document.

         SECTION 8. MISCELLANEOUS

         8.1 Conflicts

         Except as expressly provided herein. in the event of any conflict between the provisions of this Agreement and the provisions of any Loan Document. the provisions of this Agreement shall govern. It is further expressly understood that the Lien subordination and other terms referred to herein shall not, as between the Loan Parties and the Secured Parties. waive, cancel. relieve the Borrower or any other Loan party from any liability or obligation. or otherwise modify any liability or obligation, that the Borrower or such Loan Party may have to the Senior Agent, any Senior Party or any Junior Party under the Senior Credit Agreement any other Loan Document.

         8.2 Effectiveness

         This Agreement shall become effective when executed and delivered by the Senior Agent, each Junior Agent, the Borrower and each other Loan Party from time to time party hereto and shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or any other Loan Party shall include the Borrower or such Loan party (as the case may be) as debtor and debtor-in-possession and any receiver or trustee for the Borrower or such Loan Party (as the case may be) in any Insolvency or Liquidation Proceeding.

         8.3 Continuing Nature of this Agreement

INTERCREDITOR AGREEMENT - Page 16

         This Agreement (other than the provisions Section 3.2 (Application of Proceeds of Collateral and Other payments) and Section 5.1 (Releases; Enforcement by Senior Agent>> shall continue to be effective until all Senior Secured Obligations shall have been paid in full, and the provisions of such Sections 3.2 and 5.1 shall continue to be effective until all Senior Secured Obligations and Junior Secured Obligations have been paid in full. This is a continuing agreement of Lien subordination and the Senior Parties may continue, at any time and without notice to any Junior party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower on the faith hereof. Except as expressly provided herein or in the Senior Credit Agreement, each Junior Party hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

         8.4 Amendments; Waivers

         (a) No amendment, modification or waiver of any of the provisions of this Agreement by the Senior Agent or any Junior Agent shall be deemed to have been made unless executed by the Senior Agent and each Junior Agent; provided, that no such amendment, modification or waiver shall require the consent of the Borrower or any other Loan Party except to the extent provided in Section 8.4
(b).

         (b) Anything herein to the contrary notwithstanding, the consent of the Borrower shall not be required for amendments, modifications or waivers of the provisions of this Agreement other than those that (i) affect any obligation or right of the Borrower or any Loan Party hereunder or that would impose any additional obligations on the Borrower or any Loan Party, (ii) change the ability of any Collateral Agent to release Collateral (or to subordinate the Liens on the Collateral of the Collateral Agents to Liens permitted under the Senior Credit Agreement), (iii) change the rights of the Borrower to make payments of interest and principal in respect of the Junior Secured Obligations or (iv) have the effect of making the Liens securing the Junior Parties pari passu with the Liens securing the Senior Parties. Anything herein to the contrary notwithstanding, the consent of no Loan Party (other than the Borrower in the circumstances set forth in the preceding sentence) shall be required for amendments, modifications or waivers of the provisions of this Agreement.

         8.5 Notices

         Any notice or other communication herein required or permitted to be given to (a) any party hereto that is also a party to the Senior Credit Agreement shall be made in accordance with the Senior Credit Agreement, (b) any party hereto that is also a party to the Junior Credit Agreement shall be made in accordance with the Junior Credit Agreement.

         8.6 Further Assurances

         Each of the Borrower and the other Loan parties party hereto and each Junior Agent, for itself and on behalf of each Junior Party, agrees that each Loan Party and each Junior Party shall, at the Borrower's expense, take such further action and execute and deliver to the Senior Agent and the Senior Parties such additional documents and instruments (in recordable

INTERCREDITOR AGREEMENT - Page 17
form, if requested), in each case as the Senior Agent or the other Senior Parties may reasonably request to effectuate the terms of and the subordination contemplated by this Agreement.

         8.7 Governing Law

         This Agreement and the rights and liabilities of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         8.8 Specific Performance

         Each of the Agents and the Secured Parties may demand specific performance of this Agreement. Each of the Senior Agent, on behalf of itself and the Senior Parties, and each Junior Agent, on behalf of itself and the Junior Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the other Person.

         8.9 Section Titles

         The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement, except when used to reference such sections.

         8.10 Counterparts; Form and Substance Satisfactory to Junior Administrative Agent

         This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission or by posting on the Approved Electronic Platform (as defined in each of the Senior Credit Agreement and the Junior Credit Agreement) shall be as effective as delivery of a manually executed counterpart thereof. By its execution hereof, the Junior Administrative Agent confirms that this Agreement is in form and substance satisfactory to the Junior Administrative Agent and is executed by such agent in accordance with
Section 5.10 of the CNAI Junior Lien Credit Agreement.


                            [SIGNATURE PAGES FOLLOW]




INTERCREDITOR AGREEMENT - Page 18

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    SENIOR AGENT:


                                    BANK OF AMERICA, N.A., as Senior Agent


                                    By: /s/ Joy L. Bartholomew
                                       -----------------------------------------

                                    Name: Joy L. Bartholomew
                                         ---------------------------------------

                                    Title: Senior Vice President
                                          --------------------------------------

                                    Address for notices:

                                    Bank of America, N.A.
                                    901 Main Street, 22nd Floor
                                    TX1-492-22-13
                                    Dallas, Texas 75202
                                    Attention: Loan Administration
                                    Telecopy: (214) 209-4766


INTERCREDITOR AGREEMENT - Page 19

                                    JUNIOR AGENT:


                                    CITICORP NORTH AMERICA, INC.,
                                    as Junior Administrative Agent


                                    By: /s/ Suzanne Crymes
                                       -----------------------------------------

                                    Name: Suzanne Crymes
                                         ---------------------------------------

                                    Title: Vice President
                                          --------------------------------------


                                    CITICORP NORTH AMERICA, INC.,
                                    as Junior Collateral Agent


                                    By: /s/ Suzanne Crymes
                                       -----------------------------------------

                                    Name: Suzanne Crymes
                                         ---------------------------------------

                                    Title: Vice President
                                          --------------------------------------


                                    Address:

                                    388 Greenwich Street, 19th Floor
                                    New York, New York  10013
                                    Attention:
                                    Telecopy No.:
                                    Email address:


INTERCREDITOR AGREEMENT - Page 20

                                    AMKOR TECHNOLOGY, INC., as a Borrower


                                    By: /s/ Kenneth T. Joyce
                                       -----------------------------------------

                                    Name: Kenneth T. Joyce
                                         ---------------------------------------

                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    UNITIVE, INC., as a Borrower


                                    By: /s/ Joanne Solomon
                                       -----------------------------------------

                                    Name: Joanne Solomon
                                         ---------------------------------------

                                    Title: Treasurer
                                          --------------------------------------

                                    UNITIVE, ELECTRONICS INC., as a Borrower


                                    By: /s/ Joanne Solomon
                                       -----------------------------------------

                                    Name: Joanne Solomon
                                         ---------------------------------------

                                    Title: Treasurer
                                          --------------------------------------


                                    Address for notices to all Borrowers:

                                    c/o Amkor Technology, Inc.
                                    1900 South Price Road
                                    Chandler, Arizona 85248
                                    Attention: Treasurer
                                    Telecopy: 480-821-2616





INTERCREDITOR AGREEMENT - Page 21